Exhibit 10.15

Three Parties Agreement

on Creditor’s Rights and Debts

Party A： SMARTEN TECHNOLOGY CO.,LTD

Address： Rm 5013,No.57 Guangda Road,Banan Community,Yuanshan Street,Longgan g District,Shenzhen City

Unified social credit code： 914403003194288778

Party B： JUNTAO ZHENG

Address： Rm 8D, Block B, No.4 Building, Dongsheng Times Garden, Zhongshan Avenu e, Pingshan Street , Pingshan District, Shenzhen City

ID No. ：	420921198509302630	Tel:	18025456105

Party C：NAN DU

Address： Rm 502, Block C, No.1 Building, Dongdu Central Throne, Longcheng Street, L onggang District, Shenzhen City

ID No.：	411303198208060547	Tel：	18621083096

After equal and voluntary negotiation, Party A, Party B and Party C have reached the follo wing agreement on the repayment of creditor’s rights and debts:

1.	As of the date of signing this agreement, the three parties have confirmed that Party B ha s lent a total of RMB 370000 to Party A through Party C’s account.

2.	The payment and repayment plan for both parties A & B are as follows.

2.1. Party A shall calculate and pay the loan interest monthly from July 1, 2020, and the monthly interest rate shall be calculated at 1.5% and paid before the 10th of the next mo nth.

2.2. Party A will repay all principal before December 31, 2020.

3.	After Party A fulfills the payment obligation to Party B in accordance with this agreemen t, this debt of Party A to Party C will be settled.

4.	After the signing of this agreement, Party B shall not require Party C to pay. If the princi pal and interest are not paid on time due to Party A’s reasons, Party B shall require Pa rty A to bear the liability for breach of contract within the scope of the principal and inte rest of Party B’s unpaid creditor’s rights.

5.	In case of any dispute arising from the performance of this agreement, the parties shall negotiate friendly. If the negotiation fails, they may bring a lawsuit to the people’s court where Party A is located.

6.	This agreement is made in triplicate, with each party holding one copy, which shall com e into force after being signed and sealed by the three parties.

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Party A: SMARTEN TECHNOLOGY CO.,LTD	Party B：	JUNTAO ZHENG
(stamp)

/s/		X /s/ JUNTAO ZHENG

Party C： NAN DU

X /s/ NAN DU

DEBT EXTENSION AGREEMENT

PARTY A : SMARTEN TECHNOLOGY CO.,LTD

ADD :	Rm 5013,No.57 Guangda Road,Banan Community,Yuanshan Street,Longgang District,Shenzhen City

USCC ：	914403003194288778

PARTY B : JUNTAO ZHENG

ADD :	Rm 8D, Block B, No.4 Building, Dongsheng Times Garden, Zhongshan Avenue, Pingshan Street , Pingshan District, Shenzhen City

ID No.：	420921198509302630	TEL：	18025456105

1. This agreement is the deferred repayment agreement of the three-party agreement on creditor’s rights and debts signed on June 30, 2020.

2. Reasons for extension

Party A has difficulty in working capital and cannot repay the loan on schedule.

3. The original arrears amount and the original arrears interest rate

Original arrears: RMB 370,000

Original arrears interest rate: 1.5% monthly interest rate

4. Amount of arrears for the extension period and interest rate of the arrears for the extension period

Amount of deferred arrears: RMB 370000

Interest rate of deferred arrears: 1.5% per month

5. Extension period: 2021.01.01-2021.12.31

6. Extension arrears and interest payment method

Payment method of deferred arrears: repay all arrears before December 31, 2021

Payment method of extension interest: the interest of the previous month shall be paid before the 10th of the next month.

7. During the extension period, Party A may repay all or part of the arrears in advance according to the actual situation, and no interest will be paid for the part repaid in advance.

8. During the extension period, Party A shall take the initiative to repay the arrears. If Party A fails to repay the arrears on time, Party B can requires Party A to bear the liability for breach of contract within the scope of the principal and interest of the creditor’s rights unpaid by Party A.

9. This agreement is made in duplicate, with each party holding one copy. It will come into force after being signed and sealed by both parties. Other matters not covered herein shall be decided by both parties through negotiation.

Party A:	SMARTEN Party	Party B：	JUNTAO ZHENG
TECHNOLOGY CO.,LTD

[STAMP]		/s/ Juntao Zheng

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